                                                                   EXHIBIT 10.4


                           AMENDMENT AND RESTATEMENT,


                           DATED AS OF APRIL 28, 1999


                        CREDIT AND GUARANTEE AGREEMENT,


                      DATED AS OF MAY 21, 1998, AS AMENDED


                                  BY AND AMONG


                               ANTEC CORPORATION


                    THE SUBSIDIARY GUARANTORS PARTY THERETO


                           THE LENDERS PARTY THEREOF


                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                              AS COLLATERAL AGENT

                                      AND

                             THE BANK OF NEW YORK,
                            AS ADMINISTRATIVE AGENT


                           BNY CAPITAL MARKETS, INC.
                                      AND
                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                              AS CO-LEAD ARRANGERS

                           BNY CAPITAL MARKETS, INC.
                               SOLE BOOK MANAGER

         AMENDMENT AND RESTATEMENT (this "AMENDMENT"), dated as of April 28, 1999, of the Credit and Guarantee Agreement, dated as of May 21, 1998, by and among ANTEC Corporation, a Delaware corporation (the "BORROWER"), the Subsidiary Guarantors party thereto, the several banks and other parties from time to time parties thereto (the "LENDERS"), Bank of America National Trust and Savings Association, as Collateral Agent, and The Bank of New York, as the administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), as amended by Amendment No. 1, dated as of October 7, 1998 (the "CREDIT AGREEMENT").

         I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         II. The parties desire to amend and restate the Credit Agreement to the extent set forth herein subject to the terms and conditions hereof.

         Accordingly, in consideration of the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Credit Agreement be and the same is hereby amended and restated in its entirety so as to read as presently set forth therein with the following exceptions:

                  (a) The definitions of "Borrowing Base Amount" and "Special Counsel" shall read as follows:

                           "BORROWING BASE AMOUNT" means, on any date of
                  determination, an amount equal to the sum of (i) 85% of Eligible Receivables and (ii) the lesser of (x) 60% of Eligible Inventory or (y) an amount equal to 60% of the Aggregate Credit Exposure (after giving effect to any Extensions of Credit and prepayments made on such date).

                           "SPECIAL COUNSEL" means Bryan Cave LLP, as, or such
                  other counsel selected by the Administrative Agent as, special counsel to the Administrative Agent hereunder.

                  (b) The following definition is added to Section 1.1 of the Credit Agreement in its appropriate alphabetical order:

                           "INCREASE REQUEST" means a request by the Borrower
                  for an increase of the Aggregate Revolving Commitment in accordance with Section 2.3(e).

                  (c) The total of the Revolving Commitments of all Lenders shall be increased to $110,000,000 and the Revolving Commitment of each Lender shall be as set forth on such Lender's signature page to this Amendment adjacent to the heading "Revolving Commitment".

                  (d) The heading of Section 2.3 of the Credit Agreement is amended to read "Termination, Reduction and Increase of Revolving Commitments" and a new subsection (e) is added to the end thereof to read as follows:

                           (e) At any time (but not more than once, the Borrower may, at its sole expense and effort and after consulting with the Administrative Agent, request one or more Lenders to increase (in the sole and absolute discretion of each such Lender) the amount of their respective Revolving Commitments or may request another Eligible Institution acceptable to the Administrative Agent and the Issuing Bank to assume all or a portion of such requested increase. To request the increase pursuant to this Section, the Borrower shall submit to the Administrative Agent an Increase Request signed by the Borrower and in form approved by the Administrative Agent, which shall be irrevocable. The Increase Request shall specify each such Lender or proposed Lender and the amount of the proposed increase in the amount of its Revolving Commitment or the amount of the Revolving Credit being assumed by it, as applicable. Promptly following receipt of an Increase Request, the Administrative Agent shall advise each Lender of the details thereof. Each Lender (or proposed Lender) specified in such Increase Request may, in its sole and absolute discretion, unconditionally agree to the proposed increase in the amount of (or the assumption of) its Revolving Commitment specified therein at any time prior to the 30th day following the date thereof. To so agree, such Lender or proposed Lender shall deliver to the Administrative Agent and the Borrower a written agreement in a form approved by the Administrative Agent and signed by such Lender or proposed Lender. If one or more of such Lenders or proposed Lenders shall have so agreed, then, on a day (which shall be a Business Day) acceptable to such Lender or proposed Lender, the Borrower and the Administrative Agent, the Revolving Commitment of each such Lender shall be increased by the applicable amount specified in such Increase Request or, in the case of a proposed Lender, such proposed Lender shall become a Lender under the Agreement with a Revolving Commitment specified therein, provided that (i) at the time thereof and immediately after giving effect thereto, no Default shall have occurred and be continuing, and (ii) immediately after giving effect thereto, the aggregate amount of such increase of the

                  Aggregate Revolving Commitment made under this Section shall not exceed $10,000,000. Simultaneously with such increase (or assumption) of the Revolving Commitments of one or more Lenders or a proposed Lender under this Section, the Lenders, the Administrative Agent and the proposed Lender, if applicable, shall enter into a master assignment and assumption agreement in a form mutually acceptable to them and shall assign and delegate, without recourse (in accordance with and subject to the restrictions contained in
                  Section 11.5(b)), such interests, rights and obligations under this Agreement to the other Lenders to the extent necessary so that, immediately after giving effect to such increase, the outstanding Revolving Loans shall be held by the Lenders ratably in accordance with their Commitments, provided that each such assignor Lender shall have received (to the extent of the interests, rights and obligations assigned) (x) from the applicable assignee Lender or Lenders, payment of the outstanding principal amount of its Revolving Loans and (y) from the Borrower, accrued interest on such Revolving Loans, accrued fees (including breakage fees calculated as if the Borrower had repaid each existing Lender's Revolving Loans being assigned as provided herein on the effective date of such increase), commissions and all other amounts payable to it under the Loan Documents. Any proposed Lender which assumes a Revolving Commitment shall submit to the Administrative Agent such documents as are required by Section 11.5.

                  (e) Section 8.3(e) is amended to read as follows:

                           (c) any Subsidiary Guarantor in existence on April 29, 1999 which has assets of less than $1,000 and any Non-Guarantor Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders, provided that the Borrower shall notify the Administrative Agent thereof within 10 Business Days of such dissolution.

                  (f) Section 11.1(b)(iii) is amended by adding "(except as provided in Section 2.3(e))" prior to the semi-colon at the end thereof.

                  (g) Sections 11.2(a) and (b) of the Credit Agreement are amended to read as follows:

                           (a) in the case of any Loan Party, to such Loan Party c/o

                  ANTEC Corporation, 11450 Technology Circle, Duluth, Georgia 30097, Attention: Lawrence A. Margolis, Executive Vice President, Telephone: (678) 473-2000, Telecopy: (678) 473-8470;

                           (b) in the case of the Administrative Agent, to The Bank of New York, Agency Function Administration, One Wall Street, 18th Floor, New York, NY 10286; Attention: LaRue Brathwaite, Telephone: (212) 635-6986, Facsimile (212) 635-6365 or 6366 or 6367; with a copy to: The Bank of New York, One Wall Street, 16th Floor, New York, NY 10286,
                  Attention: John C. Lambert, Telephone: (212) 635-8694, Facsimile (212) 635-8595;

         2. Exhibit I is amended to change the percentage contained in clause (ii) of Item 11 thereof from "50%" to "60%".

         3. The Administrative Agent with the consent of the Lenders signing below hereby waives any violations of Section 7.3 and 8.3(e) the Credit Agreement resulting from the dissolution of Texscan MSI Corporation.

         4. Paragraphs 1 - 3 of this Amendment shall not be effective until such date (the "RESTATEMENT EFFECTIVE DATE") as the Loan Parties and the Lenders shall have executed and delivered this Amendment to the Administrative Agent and each of the following conditions have been fulfilled:

                  (a) The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Loan Party (i) attaching a true and complete copy of the resolutions of its Managing Person and of all other documents evidencing all necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken to authorize this Amendment and certifying that such resolutions are in full force and effect, (ii) certifying that there has been no change to its Organizational Documents since May 21, 1998 or, if so, setting forth the same, and (iii) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers (or other analogous counterpart).

                  (b) The Administrative Agent shall have received an original of this Amendment executed by a duly authorized officer or officers of the Borrower.

                  (c) Each Lender shall have executed and delivered to the Administrative Agent a counterpart copy of a Master Assignment and Acceptance Agreement substantially in the form attached hereto as Exhibit A and the conditions precedent to the effectiveness thereof set forth in Section 4(a) shall have been satisfied.

                  (d) The Administrative Agent shall have received an opinion of counsel to the Borrower, in form and substance satisfactory to the Administrative Agent.

                  (e) On and as of the Restatement Effective Date, no Default or Event of Default shall have occurred or be continuing.

                  (f) The Borrower shall pay all of the out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees and disbursements of Special Counsel) incurred in connection with the preparation, negotiation and closing of this Amendment.

                  (g) All legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to Special Counsel.

         5. On and as of the date hereof the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, (c) represents and warrants that no Default has occurred and is continuing, and that each of the representations and warranties made by it in the Credit Agreement is true and correct with the same effect as though such representation and warranty had been made on such date, and (d) agrees to pay the reasonable fees and disbursements of Special Counsel in connection with this Amendment.

         6. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

         7. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

         8. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                               ANTEC CORPORATION



                               By:
                                  -----------------------------------
                               Name:
                                    ---------------------------------
                               Title:
                                     --------------------------------

                        ANTEC AMENDMENT AND RESTATEMENT
                       OF CREDIT AND GUARANTEE AGREEMENT


                              ANTEC LATIN AMERICA, INC.
                              ANTEC DIGITAL VIDEO INC.
                              ELECTRONIC CONNECTOR
                              CORPORATION OF ILLINOIS
                              ELECTRONIC SYSTEM PRODUCTS
                              INC.
                              ENGINEERING TECHNOLOGIES
                              GROUP INC.
                              ITEL HOLDINGS, INC.
                              KEPTEL, INC.
                              REGAL TECHNOLOGIES, LTD.
                              POWER GUARD, INC.
                              COMFAB TECHNOLOGIES, INC.
                              BENEFIT CONNECTIONS, INC.
                              ANTEC INTERNATIONAL HOLDINGS
                              INC.
                              ANTEC PACIFIC INC.
                              ANTEC SPAIN INC.
                              SCIENTIFIC-ATLANTA LA VENTURE, INC.
                              TEXSCAN CORPORATION

                              AS TO EACH OF THE FOREGOING



                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                        ANTEC AMENDMENT AND RESTATEMENT
                       OF CREDIT AND GUARANTEE AGREEMENT



                              ANIXTER CATV INDUSTRIES
                              MSO SUPPLY COMPANY
                              TSX CORPORATION
                              TEXSCAN TRADING COMPANY

                              AS TO EACH OF THE FOREGOING


                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                        ANTEC AMENDMENT AND RESTATEMENT
                       OF CREDIT AND GUARANTEE AGREEMENT



                             THE BANK OF NEW YORK,
                             as Administrative Agent



                             By:
                                -----------------------------------
                             Name:
                                  ---------------------------------
                             Title:
                                   --------------------------------



                             THE BANK OF NEW YORK COMPANY, INC.


                             By:
                                -----------------------------------
                             Name:
                                  ---------------------------------
                             Title:
                                   --------------------------------


                             Revolving Commitment: $30,000,000

                        ANTEC AMENDMENT AND RESTATEMENT
                       OF CREDIT AND GUARANTEE AGREEMENT




                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION



                             By:
                                -----------------------------------
                             Name:
                                  ---------------------------------
                             Title:
                                   --------------------------------


                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION, as Collateral Agent



                             By:
                                -----------------------------------
                             Name:
                                  ---------------------------------
                             Title:
                                   --------------------------------

                             Revolving Commitment: $30,000,000

                        ANTEC AMENDMENT AND RESTATEMENT
                       OF CREDIT AND GUARANTEE AGREEMENT




                             THE FIRST NATIONAL BANK OF CHICAGO,
                             Individually and as Issuer



                             By:
                                -----------------------------------
                             Name:
                                  ---------------------------------
                             Title:
                                   --------------------------------


                             Revolving Commitment: $25,000,000

                        ANTEC AMENDMENT AND RESTATEMENT
                       OF CREDIT AND GUARANTEE AGREEMENT



                             WACHOVIA BANK, N.A.

                             By:
                                -----------------------------------
                             Name:
                                  ---------------------------------
                             Title:
                                   --------------------------------



                             Revolving Commitment: $25,000,000

                     EXHIBIT A TO AMENDMENT AND RESTATEMENT


               FORM OF MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT


         MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT (this "AGREEMENT"), dated as of April 28, 1999, among THE BANK OF NEW YORK, AS ADMINISTRATIVE AGENT, THE BANK OF NEW YORK COMPANY, INC. ("BNYCO"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BOFA"), THE FIRST NATIONAL BANK OF CHICAGO ("FIRST CHICAGO"), WACHOVIA BANK, N.A. ("WACHOVIA") and CREDIT AGRICOLE INDOSUEZ ("CREDIT AGRICOLE" and together with BNYCO, BofA, First Chicago and Wachovia, the "PARTIES", each, individually, a "PARTY").


                                    RECITALS


(b) Reference is made to the Credit and Guarantee Agreement, dated as of May 21, 1998, by and among ANTEC Corporation, a Delaware corporation (the "BORROWER"), the Subsidiary Guarantors party thereto, the several banks and other parties from time to time parties thereto (the "LENDERS"), Bank of America National Trust and Savings Association, as Collateral Agent, and The Bank of New York, as the administrative agent (in such capacity, THE "ADMINISTRATIVE AGENT"), as amended by Amendment No. 1, dated as of October 7, 1998 (the "CREDIT AGREEMENT").

(c) Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. For purposes of this Agreement, BNYCO, BofA, First Chicago and Wachovia are hereinafter referred to collectively as the "Continuing Lenders") and Credit Agricole is hereinafter referred to as the "Exiting Lender".

(d) Immediately after the effectiveness of this Agreement, the Parties, the Borrower and the Subsidiary Guarantors are amending and restating the Credit Agreement pursuant to an Amendment and Restatement, dated the date hereof (the "AMENDMENT AND RESTATEMENT"). Pursuant to the Amendment and Restatement, the Aggregate Revolving Commitment is being increased to $110,000,000 (the "INCREASE").

(e) Contemporaneously with the effectiveness of the Increase and the Amendment and Restatement, the Parties desire to make to make assignments and assumptions under the Loan Documents upon the terms and conditions herein contained.

         Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agrees as follows:

     1. Existing Revolving Commitments and Outstandings.

                                    Each Party hereby represents, warrants and agrees that, on and as of the date hereof and immediately prior to giving effect to the assignments and assumptions contemplated by Section 2(a), its Revolving Commitment and outstanding Revolving Loans are as set forth on Schedule A.

2.       Assignments and Assumptions; Payments.

                  Each Party agrees that it hereby assigns to and/or assumes from each other Party such rights and such obligations as shall cause its Revolving Commitment and the outstanding principal amount of its Revolving Loans (i) prior to the effectiveness of the Increase to be as set forth on Part I of Schedule B and (ii) after the effectiveness of the Increase to be as set forth on Part II of Schedule B.

                  In consideration of the assignments and assumptions set forth in Section 2(a), each Party shall, on and as of the date hereof, pay to the Administrative Agent in funds immediately available in New York the amount set forth adjacent to its name on Part III of Schedule C under the heading "Net to Administrative Agent", and upon receipt thereof, the Administrative Agent shall pay to each Party in funds immediately available in New York the amount set forth adjacent to its name on Part III of Schedule C under the heading "Net from Administrative Agent".

                                    In furtherance of the assignments and
                                    assumptions set forth in paragraph 2(a), the Borrower shall, on and as of the date hereof, pay to the Administrative Agent, for the account of each Party, in funds immediately available in New York, an amount representing accrued interest and fees to the date hereof, breakage costs and other similar amounts due on the date hereof to such Party under the Loan Documents or otherwise in connection herewith, and upon receipt thereof, the Administrative Agent shall pay such amount to such Lender in funds immediately available in New York. The Parties acknowledge and agree that in the event that after the date hereof the outstanding principal balance of the Revolving Loans shall have changed by reason of additional borrowings, prepayments or otherwise, proper adjustment shall be made to the payments due from each Lender hereunder.

3. Representation and Warranties.

                                    Each Party represents and warrants that (a) it has full power and legal right to execute and deliver this Agreement and to perform the provisions hereof, (b) the execution, delivery and performance of this Agreement have been authorized by all action, corporate or otherwise, and do not violate any provisions of its organizational documents or any contractual obligations or requirement of law binding on it and (c) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. Each Party making an assignment pursuant to Section 2(a) further represents and warrants that it is the legal and beneficial owner of the interest so being assigned and that such interest is free and clear of any adverse claim created by such Party.

         4. Conditions Precedent; Assignment Date.

                  The Parties shall not have any obligation hereunder unless
(i) immediately prior hereto, all Interest Periods with respect to Eurodollar Loans shall have ended or terminated and all outstanding Revolving Loans shall be composed of ABR Advances, and (ii) all accrued interest on the Revolving Loans, all accrued fees payable by the Borrower under the Loan Documents, and all breakage costs shall have been paid through the Assignment Date.

                  Subject to the provisions of subsection (a) above, this Agreement shall become effective on the date on which the Amendment and Restatement becomes effective (the "ASSIGNMENT DATE") and contemporaneously with the effectiveness of the Amendment and Restatement. If the Amendment and Restatement does not become effective, this Agreement shall be of no force and effect and the Revolving Commitments of the Parties shall be as in effect prior to the execution and delivery of this Agreement.

         5. Binding Effect; Release; Delivery.

                  From and after the consummation of the transactions contemplated by Section 2, the Parties acknowledge and agree that (a) each Party acquiring an assignment pursuant to Section 2(a) shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interest so being assigned, have all of the rights and obligations of a Lender under the Loan Documents and (b) each Party making an assignment pursuant to
Section 2(a) shall, to the extent of the interest so being assigned, relinquish its rights and be released from its obligations under the Loan Documents.

                  Notwithstanding the provisions of subsection (a) above, from and after the consummation of the transactions contemplated by Section 2, the Parties acknowledge and agree that the Exiting Lender shall no longer have any rights or obligations under the Loan Documents, it being understood that the Exiting Lender shall continue to have the benefit of any provision of the Loan Documents which by its terms survives the termination thereof.

         6. Independent Investigation.

                  Each Party acquiring an assignment pursuant to Section 2(a) agrees that it does so totally without recourse to any other Party and, except as provided in Section 3, without representation or warranty. Each such Party further acknowledges that it has made its own independent investigation and credit evaluation of the Borrower in connection with such assignment. Except for the representations and warranties set forth in Section 3, each such Party acknowledges that it is not relying on any representation or warranty of any Credit Party, expressed or implied, including, without limitation, any representation or warranty relating to the legality, validity, genuineness, enforceability, collectibility, interest rate, repayment schedule or accrual status of the assigned loans or commitments, the legality, validity, genuineness or enforceability of the Loan Documents or the financial condition or creditworthiness of the Borrower or any Subsidiary Guarantor or any other Person. With respect to each such Party, no Credit Party has or will be acting as either the representative, agent or trustee of such Party with respect to matters arising out of or relating to the Loan Documents or this Agreement.

         7. Miscellaneous.

                  Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, relating to the subject matter hereof.

                  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract.

                  In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, legal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of each Party and its successors and permitted assigns.

                  This Agreement may not be amended, changed, waived, supplemented or otherwise modified except by a writing executed by the Parties.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                        IN WITNESS WHEREOF, the parties hereto
                                        have caused this Agreement to be duly
                                        executed and delivered by their proper
                                        and duly authorized officers as of the
                                        day and year first above written.


                                        THE BANK OF NEW YORK,

                                    as Administrative Agent



                                        By:
                                           ------------------------------------

                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------




                                        THE BANK OF NEW YORK
                                    COMPANY, INC.







                                        By:
                                           ------------------------------------

                                        Name:
                                           ------------------------------------

                                        Title:
                                           ------------------------------------

                   ANTEC ASSIGNMENT AND ASSUMPTION AGREEMENT





                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION





                                        By:
                                           ---------------------------

                                        Name:
                                             -------------------------

                                        Title:
                                              ------------------------





                                        BANK OF AMERICA NATIONAL
                                    TRUST AND SAVINGS ASSOCIATION,
                                    as Collateral Agent





                                        By:
                                           ---------------------------

                                        Name:
                                             -------------------------

                                        Title:
                                              ------------------------

                   ANTEC ASSIGNMENT AND ASSUMPTION AGREEMENT





                                        THE FIRST NATIONAL BANK OF
                                    CHICAGO, Individually and as Issuer




                                        By:
                                           ---------------------------

                                        Name:
                                             -------------------------

                                        Title:
                                              ------------------------

                   ANTEC ASSIGNMENT AND ASSUMPTION AGREEMENT





                                        WACHOVIA BANK, N.A.







                                        By:
                                           ---------------------------

                                        Name:
                                             -------------------------

                                        Title:
                                              ------------------------

                   ANTEC ASSIGNMENT AND ASSUMPTION AGREEMENT





                                        CREDIT AGRICOLE INDOSUEZ







                                        By:
                                           ---------------------------

                                        Name:
                                             -------------------------

                                  Title:
                                        ------------------------------



                                        By:
                                           ---------------------------

                                        Name:
                                             -------------------------

                                  Title:
                                        ------------------------------

                                 SCHEDULE A TO

                   ANTEC ASSIGNMENT AND ASSUMPTION AGREEMENT



                     REVOLVING COMMITMENTS AND OUTSTANDING

                      REVOLVING LOANS PRIOR TO ASSIGNMENTS




                                                                                                  Outstanding

         Lender                                                 Revolving Commitment              Revolving Loans
         ------                                                 --------------------              ---------------

         The Bank of New York Company, Inc.                     $22,500,000                       $22,500,000

         Bank of America NT and SA                              $22,500,000                       $22,500,000

         The First National Bank of Chicago                     $20,000,000                       $20,000,000

         Wachovia Bank, N.A.                                    $10,000,000                       $10,000,000

         Credit Agricole Indosuez                               $10,000,000                       $10,000,000
                                                                -----------                       -----------

         TOTALS                                                 $85,000,000                       $85,000,000
                                                                ===========                       ===========

                                 SCHEDULE B TO

                   ANTEC ASSIGNMENT AND ASSUMPTION AGREEMENT



                                     PART I

                REVOLVING COMMITMENTS AND OUTSTANDING REVOLVING

               LOANS AFTER THE ASSIGNMENTS AND PRIOR TO INCREASE




                                                                                                  Outstanding

         Lender                                                 Revolving Commitment              Revolving Loans
         -----                                                  --------------------              ---------------

         The Bank of New York Company, Inc.                     $25,000,000                       $25,000,000

         Bank of America NT and SA                              $25,000,000                       $25,000,000

         The First National Bank of Chicago                     $22,500,000                       $22,500,000

         Wachovia Bank, N.A.                                    $12,500,000                       $12,500,000

         Credit Agricole Indosuez                               $     - 0 -                       $     - 0 -
                                                                -----------                       -----------

         Totals                                                 $85,000,000                       $85,000,000
                                                                ===========                       ===========

                                    PART II

                REVOLVING COMMITMENTS AND OUTSTANDING REVOLVING

               LOANS AFTER THE ASSIGNMENTS AND PRIOR TO INCREASE



                                                                                                  Outstanding

         Lender                                                 Revolving Commitment              Revolving Loans
         -----                                                  --------------------              ---------------

         The Bank of New York Company, Inc.                     $ 30,000,000                      $23,181,818.18

         Bank of America NT and SA                              $ 30,000,000                      $23,181,818.18

         The First National Bank of Chicago                     $ 25,000,000                      $19,318,181.82

         Wachovia Bank, N.A.                                    $ 25,000,000                      $19,318,181.82
                                                                ------------                      --------------

         Totals                                                 $110,000,000                      $85,000,000.00
                                                                ============                      ==============

                                 SCHEDULE C TO

                   ANTEC ASSIGNMENT AND ASSUMPTION AGREEMENT



                                     PART I

                     NETTING OF PAYMENTS PRIOR TO INCREASE

                                                                Net to                            Net from

         Lender                                                 Administrative Agent              Administrative Agent
         ------                                                 --------------------              --------------------

         The Bank of New York Company, Inc.                     $ 2,500,000

         Bank of America NT and SA                              $ 2,500,000

         The First National Bank of Chicago                     $ 2,500,000

         Wachovia Bank, N.A.                                    $ 2,500,000

         Credit Agricole Indosuez                               $       -0-                       $10,000,000
                                                                                                  -----------

         Totals                                                 $10,000,000                       $10,000,000
                                                                ===========                       ===========

                                    PART II

              NETTING OF PAYMENTS AFTER GIVING EFFECT TO INCREASE



                                                                Net to                            Net from

         Lender                                                 Administrative Agent              Administrative Agent
         ------                                                 --------------------              --------------------

         The Bank of New York Company, Inc.                                                       $1,818,181.82

         Bank of America NT and SA                                                                $1,818,181.82

         The First National Bank of Chicago                                                       $3,181,818.18
                                                                                                  -------------

         Wachovia Bank, N.A.                                    $6,818,181.82
                                                                -------------

         Totals                                                 $6,818,181.82                     $6,818,181.82
                                                                =============                     =============

                                    PART III

                         AGGREGATE NETTING OF PAYMENTS



                                                                Net to                            Net from

         Lender                                                 Administrative Agent              Administrative Agent
         ------                                                 --------------------              --------------------

         The Bank of New York Company, Inc.                     $   681,818.18

         Bank of America NT and SA                              $   681,818.18

         The First National Bank of Chicago                                                       $   681,818.18

         Wachovia Bank, N.A.                                    $ 9,318,181.82

         Credit Agricole Indosuez                               $          -0-                    $   10,000,000
                                                                --------------                    --------------

         Totals                                                 $10,681,818.18                    $10,681,818.18
                                                                ==============                    ==============